Supplement, dated June 4, 2004, to the Class I Prospectus, dated March 1, 2004 of
                 Seligman Global Fund Series, Inc. (the "Fund")
             on behalf of its Seligman Global Smaller Companies Fund

Effective June 7, 2004, the following information supersedes and replaces the information set forth on page 18 in the first paragraph under the caption "Management of the Funds - Subadviser" and under the caption "Management of the Funds - Portfolio Management, Global Smaller Companies Fund" of the Fund's Class I Prospectus.

Subadviser

      Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Emerging Markets Fund, Global Growth Fund, International Growth Fund and a portion of the Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2004, Wellington Management had approximately $417 billion in assets under management. An affiliate of Wellington Management, Wellington Management International Ltd. ("WMI"), located at Stratton House, Stratton Street, London, W1J 8LA, United Kingdom, provides portfolio management services for a portion of the Global Smaller Companies Fund. WMI primarily provides business development, client liaison, investment monitoring and account administrative services for Wellington Management in the European, Middle Eastern and African Regions. WMI also has portfolio management responsibilities for certain international small company equity clients.

Global Smaller Companies Fund

      The Global Smaller Companies Fund is managed by a team of investment professionals employed by Wellington Management and its affiliate Wellington Management International Ltd. This team also manages the Seligman Global Smaller Companies Portfolio, a series of Seligman Portfolios, Inc. Mr. Edward L. Makin manages the non-North American portion of the Fund. Mr. Makin joined Wellington Management in 1994 and has over 17 years of investment experience. Mr. Makin is a Director of Wellington Management International Ltd. and has been a portfolio manager for Wellington Management International Ltd. since June 2004. Mr. Jamie A. Rome manages the North American portion of the Fund. Mr. Rome is a Vice President of Wellington Management and a Certified Financial Analyst. He began his career at Wellington Management in 1994 and has over 17 years of investment experience.